                                                                    Exhibit 10.1


                                 Amendment No. 1

                   Amendment No. 1 ("Amendment") dated as of June 30, 2000 to the Credit Agreement dated as of November 10, 1997 (the "Credit Agreement") among Time Warner Inc., a Delaware corporation, Time Warner Companies, Inc., a Delaware corporation, Turner Broadcasting System, Inc., a Georgia corporation, TWI Cable Inc., a Delaware corporation, Time Warner Entertainment Company, L.P., a Delaware limited partnership, Time Warner Entertainment-Advance/Newhouse Partnership, a New York general partnership, The Chase Manhattan Bank, as Administrative Agent, and the Lenders party thereto from time to time. Capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement.

                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, pursuant to Section 9.2(b) of the Credit Agreement, the Required Lenders hereby agree to amend and waive certain provisions of the Credit Agreement as set forth herein;

                  NOW, THEREFORE, in mutual consideration of the waivers and agreements herein and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   AMENDMENTS

         SECTION 1.01. Definitions. Section 1.1 of the Credit Agreement shall be amended as follows:

                  (a)  The following definitions shall be added:

                                    "Amendment No. 1" shall mean Amendment No. 1
                           dated as of June  , 2000 to this Agreement.

                                    "AOL" shall mean America Online, Inc., a
                           Delaware corporation.

                                    "AOL Guarantee" shall mean a guarantee by
                           AOL Time Warner and AOL of all of the Obligations (other than the Obligations of TWE Entities), substantially in the form of Exhibit B to Amendment No. 1.

                                    "AOL Time Warner" shall mean AOL Time Warner
                           Inc., the Delaware corporation that is referred to as "Holdco" in the Merger Agreement and will own all of the capital stock of AOL and TWI following the Mergers.

                                    "Assumption Agreement" shall mean an
                           agreement pursuant to which AOL Time Warner becomes party to this Agreement, substantially in the form of Exhibit A to Amendment No. 1.

                                    "EMI Agreement" shall mean the Restated
                           Combination Agreement dated as of January 23, 2000 between TWI and EMI Group plc, as such agreement is in effect on the date of Amendment No. 1 or thereafter amended in accordance with Section 6.10.

                                    "Merger Agreement" shall mean the agreement
                           and plan of merger dated as of January 10, 2000 between TWI and AOL, as such agreement is in effect on the date of Amendment No. 1 or thereafter amended in accordance with Section 6.10.

                                    "Mergers" shall mean the mergers of Time
                           Warner Merger Sub (as defined in the Merger
                           Agreement) with and into TWI and of America Online Merger Sub (as defined in the Merger Agreement) with and into AOL pursuant to the Merger Agreement.

                                    "New Diamond Implementation" shall mean the
                           satisfaction or waiver of each of the conditions set forth in Sections 4.4 and 4.5.

                                    "New Diamond Implementation Date" shall mean
                           the date and time at which the New Diamond
                           Implementation occurs.

                                    "Warner EMI Music" shall mean the joint
                           venture between EMI Group plc and TWI formed pursuant to the EMI Agreement.

                  (b) Definitions of the following terms shall be amended as follows:

                                    "Acquired Indebtedness": Each reference to
                           "Borrower" shall be replaced with "Test Party".

                                    "Adjusted Financial Statements": The
                           following shall be added before the period:
                           ";provided that so long as Warner EMI Music is (i) consolidated with such Person in such Person's Financial Statements in accordance with the proviso of the definition of 'Financial Statements' or (ii) an Unrestricted Subsidiary, Warner EMI Music shall be excluded from Adjusted Financial Statements".

                                    "Agreement": The following shall be added
                           before the period: "and Amendment No. 1".

                                    "Cash Balance": Each reference to "Borrower"
                           shall be replaced with "Person".

                                    "Change of Control": The following shall be
                           added before the period: "; provided, further, that following the New Diamond Implementation Date, (x) the references above to 'TWI' shall be deemed to be to 'AOL Time Warner' and (y) AOL or TWI ceasing to be a direct or indirect Wholly Owned Subsidiary of AOL Time Warner shall also constitute a Change of Control".

                                    "Copyright Liens": Each reference to
                           "Borrower" shall be replaced with "Test Party".


                                    "Coverage Ratio": Each reference to
                           "Borrower" shall be replaced with "Person".

                                    "Credit Event": The words "or (iv)" shall be
                           replaced with ", (iv) the New Diamond Implementation or (v)".

                                    "Credit Parties": The words "and after the
                           Mergers, AOL Time Warner" shall be added before ";".

                                    "Financial Statements": The following shall
                           be added before the period: "; provided that so long as Warner EMI Music is consolidated with such Person in accordance with GAAP notwithstanding that it is not a Subsidiary, Warner EMI Music may be consolidated with such Person in such financial statements".

                                    "Foreign Subsidiary": Each reference to
                           "Borrower" shall be replaced with "Test Party".

                                    "Guarantees": After the phrase "(viii) the
                           Diamond Guarantee", the following shall be added "and
                           (ix) at and after the New Diamond Implementation Date, the AOL Guarantee".

                                    "Guarantors": After the phrase "the Diamond
                           Guarantee", the following shall be added "and (ix) at and after the New Diamond Implementation Date, AOL Time Warner and AOL in their capacity as guarantors under the AOL Guarantee".

                                    "Material Adverse Effect": Clause (i) shall
                           be replaced in its entirety with the following: "(i) the condition (financial or other), business, results of operations, properties or liabilities of (x) any Borrower and its Subsidiaries, each taken as a whole, or (y) following the Mergers, AOL Time Warner and its Subsidiaries, taken as a whole,".

                                    "Maximum Permitted Indebtedness": Each
                           reference to "Borrower" shall be replaced with "Person".

                                    "Net Total Debt": Each reference to
                           "Borrower" shall be replaced with "Person".

                                    "Permitted Intercompany Indebtedness": Each
                           reference to "TWI" shall be replaced by "(x) prior to the New Diamond Implementation Date, TWI and (y) following the New Diamond Implementation Date, AOL Time Warner".

                                    "Restricted Payments": The following shall
                           be added before the period: "; provided that in the case of AOL Time Warner the reference to Closing Date in this clause (b) shall be deemed to be to the New Diamond Implementation Date".

                                    "Restricted Subsidiaries": Each reference to
                           "Borrower" shall be replaced with "Person".

                                    "Test Party": The reference to "TWI" shall
                           be replaced with "prior to the New Diamond
                           Implementation Date, TWI, and at and after the New Diamond Implementation Date, AOL Time Warner".

                                    "Unrestricted Subsidiary": Each reference to
                           "Borrower" shall be replaced with "Person".

     SECTION 1.02. Representations and Warranties. Article III of the Credit Agreement shall be amended as follows:

                  (a) The lead-in to Article III of the Credit Agreement shall be replaced with the following: "Each of the Borrowers and, following the Mergers, AOL Time Warner represents and warrants (as to itself and its Subsidiaries) to the Lenders that:".

                  (b) Section 3.4(a) of the Credit Agreement shall be amended to add the following after the first sentence:

                           The Borrowers have furnished to the Lenders AOL's audited Financial Statements for the fiscal year ended June 30, 1999, as set forth in Exhibit 99 to AOL's Form 10-Q/A filed with the SEC on May 17, 2000, and AOL's unaudited Financial Statements for each of AOL's fiscal quarters ended September 30, 1999, December 31, 1999, and March 31, 2000.

                   (c) Section 3.4(d) of the Credit Agreement shall be amended to add the following before the period:

                           ; provided that the foregoing shall not apply after the New Diamond Implementation other than with respect to TWE and its Subsidiaries and TWEAN and its Subsidiaries. Since December 31, 1999, there has been no material adverse change in the business, assets, operations or condition, financial or otherwise, of AOL Time Warner and its Subsidiaries, taken as a whole (such change to be determined after assuming the Mergers had occurred on December 31, 1999); provided that the foregoing shall not apply before the New Diamond Implementation.

                  (d)  The following shall be added as Section 3.4(e):

                                    (e) Each of the pro forma Financial
                           Statements of AOL Time Warner giving effect to the Mergers contained in any filing with the SEC or provided to the Lenders in connection with Amendment No. 1 (including the notes thereto) (i) complies as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Exchange Act, (ii) has been prepared in accordance with the SEC rules and guidelines with respect to pro forma financial statements, and (iii) has been properly computed on the bases described therein, except that, in the case of clauses (i) and (ii), the pro forma Financial Statements not filed with the SEC exclude Warner EMI Group. The assumptions used in the preparation of such pro forma Financial Statements were reasonable when made and the adjustments used therein were appropriate to give effect to the transactions or circumstances referred to therein.

                  (e) Section 3.5 of the Credit Agreement shall be amended to replace each reference to "TWI" with ", following the Mergers, AOL Time Warner".

                  (f) Section 3.6 of the Credit Agreement shall be amended to add "or, following the Mergers, AOL Time Warner" after each reference to "Borrowers" or "Borrower".

                  (g) Section 3.11 of the Credit Agreement shall be amended to add the following after the second sentence:

                           As of the date of Amendment No. 1, all information heretofore or contemporaneously furnished by or on behalf of any Company, when taken together with the reports and other filings with the SEC made under the Exchange Act by TWI, TWE, TWIC and AOL after June 30, 1999 and prior to the date of Amendment No. 1, is, and all other such information hereafter furnished, including all information contained in any of the Documents, including any annexes or schedules thereto, by or on behalf of any Company to or on behalf of any Lender is and will be (as of their respective dates and the effective date of Amendment No. 1), true and accurate in all material respects and not incomplete by omitting to state a material fact necessary to make such information not misleading at such time. There is no fact of which any Borrower or, after the Mergers, AOL Time Warner is aware which has not been disclosed to the Lenders in writing pursuant to the terms of this Agreement prior to the date of Amendment No. 1 and which, singly or in the aggregate with all such other facts of which such Borrower or, after the Mergers, AOL Time Warner is aware, could reasonably be expected to result in a Material Adverse Effect.

     SECTION 1.03. Conditions. Article IV of the Credit Agreement shall be amended as follows:

                  (a) The word "Borrowing" in the last sentence of Section 4.4 of the Credit Agreement shall be replaced with the words "Credit Event".

                   (b) The following shall be added as Section 4.5 of the Credit
Agreement:

                                    Section 4.5. New Diamond Implementation. The
                           effectiveness of the New Diamond Implementation is subject to the satisfaction of each of the following conditions:

                                    (a) Guarantees. The AOL Guarantee and each
                           Guarantee required by Section 5.13 shall have been duly executed and delivered to the Administrative Agent.

                                    (b) Corporate Proceedings. All corporate,
                           partnership, legal and other proceedings in connection with the authorization, execution and delivery of the Guarantees referred to in Section 4.5(a) and the transactions to occur at the New Diamond Implementation shall be reasonably satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received all information and copies of all certificates, documents and papers, including records of corporate, partnership and other proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or partnership authorities or Governmental Authorities.

                                    (c) Opinion of Counsel. The Administrative
                           Agent shall have received an opinion in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and each Lender and dated the date of the New Diamond Implementation, from Paul, Weiss, Rifkind, Wharton & Garrison or such other counsel for the Credit Parties acceptable to the Administrative Agent, which opinion shall cover such matters as the Administrative Agent reasonably requests and shall be in form and substance reasonably satisfactory to the Administrative Agent, with such changes and covering such other matters as the Administrative Agent shall reasonably agree to or request. The Credit Parties hereby request such counsel to deliver such opinion.

     SECTION 1.04. Affirmative Covenants. Article V of the Credit Agreement shall be amended as follows:

                  (a) The lead-in to Article V of the Credit Agreement shall be amended to replace "TWI (prior to the Diamond Implementation as to Sections 5.1, 5.2, 5.9 and 5.11 only) and each Borrower" with "each Borrower (for itself and its Subsidiaries) and, following the Mergers, AOL Time Warner".

                  (b) Section 5.1 of the Credit Agreement shall be amended to replace the lead-in "(x) Prior to the Diamond Implementation TWI and such Borrower and (y) at or after the Diamond Implementation, each Test Party" with "Each Test Party and, following the Mergers, AOL Time Warner".

                  (c) Section 5.1(f) of the Credit Agreement shall be amended to replace "TWI or such Borrower or any of their respective Subsidiaries" with "such Borrower or any of its Subsidiaries or, following the Mergers, AOL Time Warner or any of its Subsidiaries".

                  (d) Section 5.2 of the Credit Agreement shall be amended to replace "TWI and such Borrower" with "such Borrower and, following the Mergers, AOL Time Warner".

                  (e) Each of Sections 5.3, 5.4, 5.5, 5.6, 5.7 and 5.9(b) of the
Credit Agreement shall be amended to add "and, after the New Diamond Implementation, AOL Time Warner" after the words "Such Borrower" or "such Borrower".

                   (f) Section 5.9(a) of the Credit Agreement shall be amended to add the following after the period:

                           Except to the extent the Administrative Agent otherwise consents in writing with respect to Subsidiaries that (x) are not Material Subsidiaries or (y) are Foreign Subsidiaries, within a reasonable time after the Mergers, AOL Time Warner and its Subsidiaries will have the same financial reporting periods as TWI and its Subsidiaries.

                   (g) Section 5.13(a) of the Credit Agreement shall be replaced with the following:

                                    (a) Such Borrower and, following the New
                           Diamond Implementation, AOL Time Warner will cause each of its Restricted Subsidiaries that provides credit support with respect to any Indebtedness of TWI or any of TWI's Subsidiaries or of AOL Time Warner or any of AOL Time Warner's Subsidiaries (in each case, other than Subsidiaries of such Restricted Subsidiary) to execute and deliver to the Administrative Agent a Subsidiary Guarantee, guaranteeing the Obligations of such Borrower or, following the New Diamond Implementation, AOL Time Warner.

                  (h) Section 5.13(e) of the Credit Agreement shall be amended to replace "Section 5.13(b), (c) or (d)" with "Section 5.13(b), (c), (d) or
(g)".

                  (i) Section 5.13 of the Credit Agreement shall be amended to re-letter paragraph "(g)" as "(h)" and to add the following as paragraph (g):

                                    (g) At and following the New Diamond
                           Implementation, AOL Time Warner will cause its Restricted Subsidiaries to execute and deliver to the Administrative Agent a Subsidiary Guarantee, guaranteeing the Obligations of AOL Time Warner, to the extent necessary so that the aggregate amount of Specified Indebtedness owed by Restricted Subsidiaries of AOL Time Warner (other than any Borrower and any Subsidiary of any Borrower) that are not Guarantors does not exceed $150.0 million.

     SECTION 1.05. Negative Covenants. Article VI of the Credit Agreement shall be amended as follows:


                  (a) The lead-in to Article VI of the Credit Agreement shall be amended to replace "TWI (prior to the Diamond Implementation as to Section 6.3(c) only) and each Borrower, or Test Party, as applicable (for itself and its Subsidiaries)" with "each Borrower, Test Party or, following the Mergers, AOL Time Warner, as applicable (for itself and its Subsidiaries)".

                  (b) Section 6.1 of the Credit Agreement shall be amended to add the letter "(a)" immediately after the words "Changes in Business" and to add the following as Section 6.1(b):

                                    (b) Following the New Diamond Implementation
                           Date, AOL Time Warner will not, and will not cause or permit any of its Restricted Material Subsidiaries to, directly or indirectly, alter in a fundamental and substantial manner the character or scope of the businesses of AOL Time Warner and its Subsidiaries taken as a whole from that conducted by its respective businesses immediately prior to the New Diamond Implementation Date.

                  (c) Each of Sections 6.2(b), 6.3, 6.5, 6.8, 6.10 and 6.11 of
the Credit Agreement shall be amended to replace "Such Borrower" with "Each of such Borrower and, following the New Diamond Implementation, AOL Time Warner".

                  (d)  The following shall be added as Section 6.2(e):

                                    (e) After the Mergers and prior to the New
                           Diamond Implementation, AOL Time Warner will not enter into a transaction of consolidation or merger unless (i) AOL Time Warner shall survive the consolidation or merger or (ii) such consolidation or merger is with any Borrower or a Restricted Subsidiary of any Borrower and the survivor of such consolidation or merger enters into an assumption agreement substantially similar to the Assumption Agreement reasonably satisfactory to the Administrative Agent. After the New Diamond Implementation, AOL Time Warner will not enter into a transaction of consolidation or merger unless (i) before and after giving effect on a pro forma basis to such consolidation or merger, no Default shall have occurred and be continuing and (ii) AOL Time Warner shall survive the consolidation or merger, unless such consolidation or merger is with any Borrower or a Restricted Subsidiary of any Borrower and the survivor of such consolidation or merger assumes all of the Obligations of AOL Time Warner on terms reasonably satisfactory to the Administrative Agent.

                  (e) Section 6.3(b) of the Credit Agreement shall be amended
(I) to replace each reference to "Borrower" in clause (ii) with "Test Party",
(II) to add at the end of clause (iii) the following:

                           and Liens securing Indebtedness of AOL Time Warner or any Subsidiary of AOL Time Warner to AOL Time Warner or to a Wholly Owned Restricted Subsidiary of AOL Time Warner;

and (III) to add before the period the following:

                           ; and

                                    (ix) any Lien securing assets of AOL or any
                           of its Subsidiaries; provided that such Lien shall be outstanding at the time of the Mergers, shall not be created in contemplation of or in connection with the Mergers and shall not be, directly or indirectly, recourse (including by way of setoff) to any Company or any asset thereof other than to AOL or any of its Subsidiaries and the assets thereof and (IV) to replace each reference to "TWI" with "(x) prior to the Mergers, TWI and (y) after the Mergers, AOL Time Warner".

                  (f) Section 6.3(c) of the Credit Agreement shall be amended
(I) to add "Before the Mergers," before the first sentence, (II) to add the following after the first sentence:

                           After the Mergers, AOL Time Warner will not cause or permit any Capital Stock owned by it or any of its Subsidiaries in any Borrower to be subject to any Lien.

and (III) to replace each reference in the last two sentences to "Borrower" with "Test Party".

                  (g) Section 6.4(II) of the Credit Agreement shall be amended
(I) to replace in the lead-in "(other than a Borrower)" with "(other than a Borrower or AOL)" and (II) to add before the period the following:

                                    ; or

                                    (x) with respect to Restricted Subsidiaries
                           of AOL, Indebtedness of up to $350.0 million in the aggregate at any time outstanding

                  (h) Section 6.4 (III) of the Credit Agreement shall be amended to replace "TWI, TWCI or TBS or any of their respective Restricted Subsidiaries" with "any Test Party or any Restricted Subsidiary of any Test Party".

                  (i) Section 6.6(b) of the Credit Agreement shall be amended
(I) to replace the reference in the first paragraph to "TWI" with the following:

                           (i) prior to Mergers and the New Diamond
                           Implementation, TWI, (ii) after the Mergers and prior to the New Diamond Implementation, AOL Time Warner or any of its Subsidiaries other than Subsidiaries of TWI and (iii) after the New Diamond Implementation, AOL Time Warner and (II) to replace "(ii) in the case of TWI or any of its Restricted Subsidiaries" with the following:

                           (ii) prior to the New Diamond Implementation, in the case of TWI or any of its Restricted Subsidiaries, and after the New Diamond Implementation, in the case of AOL Time Warner or any of its Restricted Subsidiaries

and (III) to add after each other reference to "TWI" with "or AOL Time Warner, as applicable".

                   (j) Section 6.7 of the Credit Agreement shall be amended to add the following before the period:

                           and (v) after the Mergers, transactions between or among AOL, TWI and/or one or more of their respective Subsidiaries existing at the time of the Mergers or of the type existing at the time of the Mergers and consistent with past practice; provided, further, that after the New Diamond Implementation, each reference in this Section 6.7 to "Such Borrower" and "such Borrower" shall be deemed to be to "AOL Time Warner"

                  (k) Section 6.9(II) of the Credit Agreement shall be amended to replace each reference to "TWI" with "prior to the New Diamond
Implementation, TWI, and after the New Diamond Implementation, AOL Time Warner".

                   (l) Section 6.10 of the Credit Agreement shall be amended to add the following after the period:

                           TWI will not cause or permit to be amended, modified or waived, in any respect that would be materially adverse to the Lenders, any provision of the Merger Agreement or the EMI Agreement without the consent of the Required Lenders, which consent shall not be unreasonably withheld.

                   (m) Section 6.11 of the Credit Agreement shall be replaced in its entirety by "[Intentionally Omitted.]".

                  (n) Section 6.12 of the Credit Agreement shall be amended (I) to replace in the second sentence of paragraph (a) and in paragraph (b) "Such Borrower" with "Each of such Borrower and, after the New Diamond Implementation, AOL Time Warner" and (II) to add before ";" in clause (i) of paragraph (a) the following: "or, in the case of any Subsidiary of AOL, within 90 days after the closing of the Mergers".

         SECTION 1.06. Events of Default. Article VII shall be amended as follows:

                  (a) Section 7.3 shall be amended to add "or, after the Mergers, AOL Time Warner" after the words "Any Borrower".

                  (b) Section 7.4 shall be amended to add "or AOL Time Warner" after the words "any Borrower".

                  (c) Each of Sections 7.5 and 7.7 and the paragraph beginning "THEN" shall be amended to replace each reference to "TWI" with "AOL Time Warner (after the Mergers only)".

                  (d) Section 7.11 of the Credit Agreement shall be amended to delete "(x) any Borrower from Incurring or repaying Indebtedness or (y)".

                   (e) The following shall be added at the end of Section 7.12 of the Credit Agreement:

                           or

                                    SECTION 7.13. Assumption Agreement. AOL Time
                           Warner shall not have executed and delivered the Assumption Agreement to the Administrative Agent substantially simultaneously with the consummation of the Mergers; or

                                    SECTION 7.14. New Diamond Implementation.
                           The New Diamond Implementation shall not be effected at or prior to the date and time at which AOL Time Warner or any of its Subsidiaries (other than TWI and its Subsidiaries) shall guarantee any issue or series of long-term debt securities of TWI or any of its Subsidiaries;

         SECTION 1.07.  Miscellaneous.

                  (a) Section 9.1 of the Credit Agreement shall be amended to replace the word "Borrower" with "Credit Party".

                  (b) Section 9.2 of the Credit Agreement shall be amended to replace "by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders" with the following:

                           (x) by the Borrowers, the Required Lenders and, following the Mergers, AOL Time Warner, or (y) by the Borrowers, the Administrative Agent with the consent of the Required Lenders and, following the Mergers, AOL Time Warner

                   (c) Section 9.12 of the Credit Agreement shall be amended to add "or AOL Time Warner" after each reference to "Borrowers".

                  (d) Section 9.16 of the Credit Agreement shall be amended to add the following before the end of the first sentence: "and (z) in the case of AOL Time Warner, the pro forma Financial Statements for the year ended December 31, 1999".

                  (e) Schedule A to the Credit Agreement shall be amended and restated in the form attached to this Amendment as Exhibit C.

                                   ARTICLE TWO

                                     WAIVERS

         SECTION 2.01. Change of Control. The Lenders hereby waive the Event of Default under Section 7.8 of the Credit Agreement that would occur by reason of consummation of the Mergers.

         SECTION 2.02. EMI Joint Venture. The Lenders hereby expressly consent to the contribution of TWI's Warner Music Group to the joint venture to be formed between TWI and EMI Group plc pursuant to the EMI Agreement, and waive any Event of Default that would occur as a result of a breach of Section 6.2 by reason of such contribution.

                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01. Representations and Warranties in Credit Agreement. Each of the representations and warranties in the Credit Agreement, as in effect on the date hereof, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent it expressly relates to another date. As of the date of the New Diamond Implementation, each of the representations and warranties in the Credit Agreement, as proposed to be amended by this Amendment, will be true and correct in all material respects on and as of such date as if made on such date, except to the extent it expressly relates to another date.

         SECTION 3.02. Schedule A to Credit Agreement. Exhibit C hereto sets forth a true and complete list of (i) all Guarantors on the date hereof and (ii) all Persons that are required as a result of the New Diamond Implementation to become Guarantors under the Credit Agreement as amended by this Amendment.

         SECTION 3.03. Merger Documents; EMI Documents. The Borrowers have delivered to the Administrative Agent true and complete copies of the Merger Agreement, the EMI Agreement and all schedules, annexes, exhibits and other attachments to each of them and all amendments or supplements to each of them entered into on or prior to the date hereof.

                                  ARTICLE FOUR

                           CONDITIONS TO EFFECTIVENESS

         This Amendment shall become effective as of the date first above written when, and only when, each of the following conditions have been satisfied:

         SECTION 4.01. Required Lenders. The Administrative Agent shall have received counterparts of this Amendment executed by each Borrower and the Required Lenders.

         SECTION 4.02. No Default. Before and after giving effect to this Amendment, no Default shall have occurred and be continuing, and the Administrative Agent shall have received an Officers' Certificate to that effect and to the effect that the representations and warranties in Article III of this Amendment are true and correct in all material respects.

         SECTION 4.03. Payment of Consent Fee. The Borrower shall have delivered to the Administrative Agent, for the ratable account of each Lender that executes and delivers a counterpart of this Amendment on or prior to the later of (x) 3:00 pm (New York time) on June 30, 2000 and (y) the date on which the Required Lenders have executed and delivered a counterpart of this Amendment to the Administrative Agent (collectively, the "Consenting Lenders"), a consent fee equal to 0.03% of the aggregate amount of the Commitments of the Consenting Lenders. Such fee shall be paid in immediately available funds to the account specified by the Administrative Agent for payments under the Credit Agreement. All fees and expenses of the Administrative Agent (including fees and expenses of its counsel) in connection with this Amendment shall have been paid.

         SECTION 4.04. Opinion of Counsel. The Administrative Agent shall have received an opinion in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and each Lender and dated the date hereof, from Paul, Weiss, Rifkind, Wharton & Garrison or such other counsel for the Credit Parties acceptable to the Administrative Agent, which opinion shall cover such matters as the Administrative Agent shall reasonably request and shall be in form and substance reasonably satisfactory to the Administrative Agent. The Borrowers hereby request such counsel to deliver such opinion.

         SECTION 4.05. Corporate Proceedings. All corporate, partnership, legal and other proceedings shall be reasonably satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received all information and copies of all certificates, documents and papers, including records of corporate, partnership and other proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or partnership authorities or Governmental Authorities.

                                  ARTICLE FIVE

                                  MISCELLANEOUS

         SECTION 5.01. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to any provisions thereof relating to conflicts of law).

         SECTION 5.02. Ratification of Credit Agreement. Except as amended or waived herein, the Credit Agreement is hereby ratified in all respects.

         SECTION 5.03. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the date first above written.

                       TIME WARNER INC.


                       By:    /s/ R.M. Ruckman
                              ------------------------------------------
                              Name:         R. Mackereth Ruckman
                              Title:        Vice President & Treasurer


                       TIME WARNER COMPANIES, INC.


                       By:    /s/ R.M. Ruckman
                              ------------------------------------------
                              Name:         R. Mackereth Ruckman
                              Title:        Vice President & Treasurer



                       TURNER BROADCASTING SYSTEM, INC.


                       By:    /s/ Thomas W. McEnerney
                              ------------------------------------------
                              Name:         Thomas W. McEnerney
                              Title:        Vice President


                       TIME WARNER ENTERTAINMENT-
                          ADVANCE/NEWHOUSE PARTNERSHIP

                       By:    TIME WARNER ENTERTAINMENT
                              COMPANY, L.P., Its Managing Partner

                       By:    /s/ R.M. Ruckman
                              ------------------------------------------
                              Name:         R. Mackereth Ruckman
                              Title:        Vice President & Treasurer

                       TWI CABLE INC.


                       By:    /s/ R.M. Ruckman
                              ------------------------------------------
                              Name:         R. Mackereth Ruckman
                              Title:        Vice President & Treasurer


                       TIME WARNER ENTERTAINMENT COMPANY, L.P.


                       By:    /s/ R.M. Ruckman
                              ------------------------------------------
                              Name:         R. Mackereth Ruckman
                              Title:        Vice President & Treasurer

                       THE CHASE MANHATTAN BANK,
                              as a Lender and as Administrative Agent


                       By:    /s/ Joan Fitzgibbon
                              ------------------------------------------
                              Name:         Joan Fitzgibbon
                              Title:        Managing Director

                               ----------------------------------------------,
                               as a Lender (please print name of institution)


                               By:
                                  -------------------------------------------
                                      Name:
                                      Title:

                               if second signature is necessary:


                               By:
                                  -------------------------------------------
                                      Name:
                                      Title:

                                                                       Exhibit A


                                    [Form of]
                              Assumption Agreement

                   Reference is made to the Credit Agreement dated as of November 10, 1997, as amended (the "Credit Agreement"), among Time Warner Inc., a Delaware corporation, Time Warner Companies, Inc., a Delaware corporation, Turner Broadcasting System, Inc., a Georgia corporation, TWI Cable Inc., a Delaware corporation, Time Warner Entertainment Company, L.P., a Delaware limited partnership, Time Warner Entertainment-Advance/Newhouse Partnership, a New York general partnership, The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"), and the Lenders party thereto from time to time. Capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement.

                  This is the Assumption Agreement referred to in the Credit Agreement. AOL Time Warner hereby agrees to become party to the Credit Agreement and to be bound by all of the provisions of the Credit Agreement applicable to it. AOL Time Warner represents and warrants that all of the representations and warranties applicable to it in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed by their duly authorized officers, as of the date first above written.

                                    AOL TIME WARNER INC.


                                    By:
                                       -----------------------------
                                           Name:
                                           Title:


                                    THE CHASE MANHATTAN BANK,
                                           as Administrative Agent

                                    By:
                                       -----------------------------
                                           Name:
                                           Title:

                                                                       Exhibit B


                                    [Form of]
                                  AOL Guarantee

                   Reference is made the Credit Agreement dated as of November 10, 1997, as amended (the "Credit Agreement"), among AOL Time Warner Inc., a Delaware corporation, Time Warner Inc., a Delaware corporation, Time Warner Companies, Inc., a Delaware corporation, Turner Broadcasting System, Inc., a Georgia corporation, TWI Cable Inc., a Delaware corporation, Time Warner Entertainment Company, L.P., a Delaware limited partnership, Time Warner Entertainment-Advance/Newhouse Partnership, a New York general partnership, The Chase Manhattan Bank, as Administrative Agent (the "Agent"), and the Lenders party thereto from time to time (the Agent and the Lenders each, a "Guaranteed Party" and collectively, the "Guaranteed Parties"). Capitalized terms used but notdefined herein have the meanings given to such terms in the Credit Agreement.

                                R E C I T A L S :

         Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrowers upon the terms and conditions set forth therein.

         The Guaranteed Parties have required that this Guarantee be executed and delivered by the undersigned (the "Guarantors") in connection with the making of the Loans by the Lenders under the Credit Agreement and the Guarantors desire to make this Guarantee.

                               A G R E E M E N T :

                  In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees as follows:

                  Such Guarantor hereby unconditionally and irrevocably guarantees the due and punctual payment and performance of all Obligations (other than Obligations of any TWE Entity) when any of the same shall become due and payable, whether at stated maturity, by required payment, declaration, demand or otherwise (including amounts which would be paid but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any other provision of bankruptcy law) and agrees to pay any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred by any Guaranteed Party in enforcing any rights under this Guarantee together with any accrued but unpaid interest on such Obligations (including, without limitation, interest which, but for the filing of a petition of bankruptcy, would have accrued on such Obligations) (the "Guaranteed Obligations").

                  The standard provisions contained in Attachment A hereto are incorporated herein and made a part hereto as if set forth fully herein.

                  IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be executed by their duly authorized officers, as of the date first above written.

                                           AOL TIME WARNER INC.


                                           By:
                                              -------------------------------
                                              Name:
                                              Title:


                                           AMERICA ONLINE, INC.


                                           By:
                                              -------------------------------
                                              Name:
                                              Title:

                                                                       Exhibit C

                          [Form of Amended and Restated
                         Schedule A to Credit Agreement]


                                   Guarantors

A.       TWE Partner Guarantors

         1.       American Television and Communications Corporation
         2.       Warner Communications Inc.

B.       Guarantor Under TWI Guarantee

         1.       Time Warner Inc.

C.       TWEAN Holder Guarantors

         1.       None

D.       Subsidiary Guarantors

         [1.      None]

E.       Guarantor Under TWE Guarantee

         1.       TWE

F.       Guarantor Under Paragon Guarantee

         1.       Paragon

G.       Guarantors Under TWIC Guarantee

         1.       Time Warner Inc.
         2.       Time Warner Companies, Inc.

H.       Guarantors Under Diamond Guarantee

         1.       Time Warner Inc.
         2.       Time Warner Companies, Inc.
         3.       Turner Broadcasting System, Inc.
         4.       TWI Cable Inc.

I.       Guarantors Under AOL Guarantee(a)

         1.       AOL Time Warner Inc.
         2.       America Online, Inc.



---------------------
(a)        Not executed and delivered until New Diamond Implementation.



                                      C-2